UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): December 27, 2006

Primal Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-46494	36-4170318
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

18881 Von Karman Avenue
Suite 500
Irvine, California		92612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (919) 260-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

(a)                                  On December 27, 2006, Primal Solutions, Inc. (the “Company”) issued to Special Situations Private Equity Fund, L.P. (the “Holder”) an unsecured promissory note in the aggregate principal amount of $250,000.  Principal and accrued and unpaid interest at the rate of 11% per annum matures and becomes due and payable on June 27, 2007.

The Company must comply with certain covenants with respect to the operation of its business so long as any amount due under the note is outstanding, which include a prohibition on incurring additional debt or liens without the consent of the Holder.

The promissory note is attached hereto as Exhibit 4.1 and the terms thereof are incorporated in this Item 2.03 by reference.

Item 9.01.                                        Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description
4.1	11% Promissory Note, dated December 27, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primal Solutions, Inc.
(Registrant)

Date: December 28, 2006	By:	/s/ Joseph R. Simrell
		Name:	Joseph R. Simrell
		Title:	Chief Executive Officer, “Acting” Chief
Financial Officer and President

EXHIBIT INDEX

Exhibit No.	Description
4.1	11% Promissory Note, dated December 27, 2006